UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


        Date of Report (Date of earliest event reported): March 18, 2008


                       CABELTEL INTERNATIONAL CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-08187                   75-2399477
------------------------------    --------------             -------------------
       (State or other              (Commission               (I.R.S. Employer
jurisdiction of incorporation)       File No.)               Identification No.)


                      1755 Wittington Place, Suite 340
                                Dallas, Texas                         75234
--------------------------------------------------------------------------------
                  (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code 972-407-8400



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))








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Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities


     On March 6, 2008, URC Energy LLC paid to CabelTel International Corporation, a Nevada corporation (the "Company" or the "Issuer" or "GBR") the sum of $2,850,000 in cash pursuant to the consummation of the transaction covered by that certain Securities Purchase Agreement effective October 19, 2007 (executed November 16, 2007) between the Company and URC Energy LLC (the
"Purchase Agreement"). Pursuant to the Purchase Agreement, URC Energy LLC purchased 950,000 new shares of Common Stock of the Company following the approval by consent of the holders of 58% of the Common Stock and following the issuance to all stockholders of the Company of a Schedule 14C Information Statement mailed on February 8, 2008 to stockholders of record as of the close of business of November 5, 2007. Under requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), such 950,000 shares could not be issued to URC Energy LLC until twenty-one (21) calendar days after the date of distribution of the definitive copies of such Information Statement to the stockholders of the Company and URC Energy LLC was not obligated to pay the purchase price of $2,850,000 until such time as certificates representing such 950,000 shares were available for delivery. Such payment on March 6, 2008 was necessary as the 950,000 shares of Common Stock could not be issued until approval was given by the American Stock Exchange of an Additional Listing Application submitted March 3, 2008 by the Company covering such 950,000 shares, which approval was issued on March 12, 2008. A certificate representing 950,000 shares of Common Stock were issued to URC Energy LLC and delivered on March 18, 2008.

     The certificate representing the 950,000 shares of Common Stock contains a restrictive legend as URC Energy LLC under the Purchase Agreement made certain representations and warranties to the Company concerning its intended acquisition for investment for the purchaser's own account without any view toward further distribution of such securities. After giving effect to the issuance of the new 950,000 shares of Common Stock, an aggregate of 1,969,939 shares of Common Stock of the Company are issued and outstanding.


Section 5 - Corporate Governance and Management

Item 5.01. Changes in Control of the Registrant


     As of March 18, 2008, with the delivery of a certificate representing 950,000 shares of new Common Stock of the Company to URC Energy LLC, a "deemed" change of control occurred. Such 950,000 shares of Common Stock now constitutes approximately 49.05% of the now 1,969,939 shares of Common Stock of the Company issued and outstanding. URC Energy LLC is a Nevada limited liability company organized by Articles of Organization filed with the Secretary of State of Nevada on October 26, 2006; its sole member is Syntek West, Inc., a Nevada corporation, one hundred percent (100%) of the issued and outstanding stock of Syntek West, Inc. is owned by Gene E. Phillips. Such 950,000 shares of Common Stock were issued pursuant to the final consummation of the Purchase Agreement described under Item 3.02 above. The basis of control is the aggregate percentage of voting securities of the Company which is now owned by the "Reporting Persons" (approximately 69%) which include URC Energy LLC at 49.05% with 950,000 shares of Common Stock, International Health Products, Inc., a Nevada corporation ("IHPI") with 9,970 shares of Common Stock (approximately 0.51%), TacCo Financial, Inc., a Nevada corporation ("TFI") holding 228,726 shares of Common Stock of the Company (approximately 11.81%) and JRG Investment Co., Inc., a Nevada corporation ("JRGIC"), a wholly owned subsidiary of TFI



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holding  156,886 shares of Common Stock of the Company  (approximately  8.11% of the outstanding).


Section 8 - Other Events

Item 8.01.  Other Events


     By letter dated October 16, 2007, received by facsimile transmission from the staff of the American Stock Exchange LLC (the "AMEX"), the Company received notice of intent of the AMEX to strike the Common Stock of the Registrant from the AMEX for reasons stated in such letter. The Company issued a press release dated October 22, 2007 and filed a Form 8-K Current Report covering such matter. The Company's Information Statement on Schedule 14C described in Item 3.02 above described the status of the Company's compliance with a Plan of Compliance which had been previously accepted by the AMEX, that the Company had appealed the decision and was to have an opportunity to present its position at a hearing before a Listing Qualifications Panel in late November 2007 which hearing was ultimately rescheduled to a later date. Following the approval of an Additional Listing Application on March 12, 2008 covering the 950,000 shares of Common Stock issued to URC Energy LLC described in Items 3.02 and 5.01 above, the Company on March 19, 2008 received a notice from the AMEX advising that the appeal hearing scheduled for March 18, 2008 had been cancelled based upon actions recently completed by the Company allowing the Company to regain compliance with the AMEX's continued listing standards pursuant to Section 1003 of the AMEX Company Guide. Such letter specified that the receipt of $2,850,000 in cash by the Company on March 6, 2008 cured the Company's financial impairment and provided the Company with stockholders equity of $4.6 million on a pro forma basis at September 30, 2007. The staff of the AMEX has advised the Company that the Company has regained compliance with Sections 1003(a)(i), 1003(a)(ii) and 1003(a)(iv) of the AMEX Company Guide.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

         (d) Exhibits.

         The following exhibit is furnished with this Report:


  Exhibit Designation                      Description of Exhibit
         99.1*                       Press Release dated March 25, 2008
---------------------
*Furnished herewith.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly-authorized.

   Dated:   March 25, 2008            CABELTEL INTERNATIONAL CORPORATION

                                      By: /s/ Gene S. Bertcher
                                          --------------------------------------
                                          Gene S. Bertcher, President and Chief
                                          Financial Officer

























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